                                                                    EXHIBIT 10.1

                      STOCK AND WARRANT PURCHASE AGREEMENT

     THIS STOCK AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT") is made as of the date of the signature of the Company set forth on the signature pages hereof, by and among AMERICAN ORIENTAL BIOENGINEERING, INC., a Nevada corporation, with its principal offices at No. 308 Xuefu Road, Nangang District, Harbin, China 150086 (including its Subsidiaries as defined below, the "COMPANY"), and each person identified as an Investor on the signature pages hereto (collectively, the "INVESTORS").

     WHEREAS, the Company desires to sell on a "best efforts-no minimum" basis, units (the "UNITS"), each Unit consisting of (i) one (1) share (each a "SHARE," collectively, the "SHARES") of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), and (ii) three-tenths of one warrant to acquire one share of the Common Stock, subject to adjustment, at an exercise price of $6.50 per share (each, a "WARRANT," and collectively, the "WARRANTS"), in a private placement (the "OFFERING") to be conducted by the Company, the terms of which are set forth in an Offering Memorandum dated November 22, 2005, including all exhibits and attachments thereto or incorporated by reference therein (the "MEMORANDUM");

     WHEREAS, the Company is offering the Units pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to "accredited investors" only, as such term is defined in Rule 501(a) of said Regulation D; and

     WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the same meanings as in the Memorandum.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

                                   SECTION 1
                           PURCHASE AND SALE OF UNITS

         1.1 AGREEMENT TO PURCHASE AND SELL. Upon the terms and subject to the conditions set forth in this Agreement and in the Memorandum, each Investor, severally and not jointly, agrees to purchase at the Closing (as defined below), and the Company agrees to issue and sell to such Investor at the Closing, for the purchase price set forth opposite such Investor's name on such Investor's signature page that number of Units set forth opposite such Investor's name on such Investor's signature page at a purchase price of $4.80 per Unit. Each Investor hereby:

              (a) tenders an executed copy of its signature page to this Agreement;

              (b) tenders an executed copy of the Investor Qualification Questionnaire attached hereto as EXHIBIT A (the "QUESTIONNAIRE") and an executed copy of the Registration Rights Agreement (as defined below); and

              (c) tenders the purchase price set forth opposite such Investor's name as set forth on such Investor's signature page to Signature Bank (the "ESCROW AGENT") by (i) check made payable to "Signature Bank as Escrow Agent for American Oriental Bioengineering, Inc." or (ii) wire transfer of immediately available funds to the Escrow Account (as defined below) designated on the signature pages hereto (the "Proceeds"). The Offering is on a "best efforts - no minimum" basis". The Company and the Investors agree that the Proceeds will be deposited in an escrow account (the "ESCROW ACCOUNT") maintained by the Escrow Agent, pending a determination to close on such Proceeds (except as otherwise provided in Section 1.2) or a termination of the Offering pursuant to Section 5 hereof. There is no minimum number of Units that must be sold in order to conduct the Closing.

         1.2 CLOSING; ESCROW OF EXCESS PROCEEDS. The closing of the purchase and sale of the Units pursuant to Section 1.1 (the "CLOSING") will take place on the earlier of (A) such date as the Company may determine in its discretion in consultation with CRT Capital Group LLC and Westminster Securities Corp. (the "PLACEMENT AGENTS"), and (B) December 15, 2005 for any amount of Proceeds at the offices of DLA Piper Rudnick Gray Cary US LLP, 1251 Avenue of the Americas, New York New York 10020, or at such other place or time as may be mutually agreed upon by the Company and the Placement Agents (the "CLOSING DATE"). Upon the Closing Date, subject to the fulfillment of the conditions set forth in Section 3 hereof, the Company shall issue and deliver to such Investor (i) a stock certificate or certificates representing that number of Shares set forth opposite such Investor's name as set forth on such Investor's signature page, in such denominations and registered in such names as such Investor may request and
(ii) Warrants to purchase that number of shares of Common Stock set forth opposite such Investor's name as set forth on such Investor's signature page registered in such names as such Investor may request. Notwithstanding the foregoing, in the event that all Investors participating in the Offering tender, in the aggregate, signature pages, Questionnaires and Proceeds for more than 6,973,400 Units (the "MAXIMUM INITIAL CLOSING UNITS"), then the gross Proceeds of the Offering in excess of $33,472,320 ("EXCESS PROCEEDS") shall remain in escrow until such time as the Company has obtained the Requisite Shareholder Approval (as defined below) and the Charter Amendment (as defined below) has been filed with the Secretary of State of the State of Nevada, whereupon the Excess Proceeds shall be released to the Company in exchange for delivery to Investors of the Shares and Warrants issuable in respect of the Units represented by the Excess Proceeds. The Investor understands and agrees that in the event there are Excess Proceeds, then the portion of the Proceeds tendered by each Investor that will remain in escrow as described in the preceding sentence shall be determined by multiplying (A) the total Proceeds so tendered by such Investor by (B) a fraction, the numerator of which shall be the number of Maximum Initial Closing Units multiplied by 1.391 and the denominator of which shall be the total number of Shares, Warrant Shares (as defined below) and shares of Common Stock underlying the warrants to be issued to the Placement Agents as described in Section 2.1(u) which would have been issued to all Investors and the Placement Agents in the Offering had there been no escrow for Excess Proceeds. If by the sixtieth (60th) day following the Closing Date, the Requisite Shareholder Approval has not been obtained or the Charter Amendment has not been filed with the Secretary of State of the State of Nevada, then the Company shall return the Excess Proceeds to the Investors.

         1.3 INDEPENDENT NATURE OF INVESTORS' OBLIGATIONS AND RIGHTS. The obligations of each Investor under any Transaction Document (as defined below) are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of any Subsidiary which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

                                    SECTION 2
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

              2.1 INVESTOR REPRESENTATIONS, WARRANTIES AND COVENANTS. The Investor hereby acknowledges, represents, warrants or covenants, as the case may be, to the Company as follows:

              (a) The Investor is and on each date on which it exercise Warrants will be, an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as indicated by his response set forth in the Investor Questionnaire attached hereto, and that he is able to bear economic risk of an investment in the Units.

              (b) The Investor has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Units, including the documents filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

              (c) The Investor acknowledges receipt and careful review of the Memorandum, including, but not limited to, the attachments and exhibits thereto, and each report, schedule, effective registration statement and definitive proxy statement filed by the Company with the SEC since December 31, 2003 (the "SEC Documents") pursuant to the Securities Act or the Exchange Act, as amended, and hereby represents that he has been furnished by the Company during the course of this transaction with all other information regarding the Company which he had requested or desired to know, that all documents which could be reasonably provided have been made available for his inspection and review, that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he had requested and in the Memorandum. Notwithstanding the foregoing, it is understood that Investor is purchasing the Units without being furnished a prospectus setting forth all of the information that would be required to be furnished in a prospectus under the Securities Act.

              (d) The Investor understands and recognizes that the purchase of the Units is highly speculative and involves a high degree of risk and that only investors who can afford the loss of their entire investment should consider investing in the Company. The Investor has also reviewed the risk factors in the SEC Documents and in the Memorandum.

              (e) The Investor acknowledges that the Offering will be conducted on a "best efforts-no minimum" basis, and that there is no minimum amount of Units which must be purchased in order to close any purchase. The Closing will be held at such time as determined by the Company in consultation with the Placement Agents and the determination as to the timing of Closing shall bear no relation to the aggregate amount of funds and could be with respect to one or more Investor purchases. The Investor acknowledges that the Company may find it necessary to raise additional capital in the future.

              (f) The Investor acknowledges the Memorandum has not been reviewed by the SEC or any state securities regulators. The Investor represents that the Units are being purchased for his own account, for investment and not for distribution or resale to others. The Investor agrees that he will not sell or otherwise transfer such securities unless they are registered under the Securities Act or unless an exemption from such registration is available. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Units.

              (g) The Investor understands that he may never be able to liquidate his investment in the Company. Although the Company has undertaken to register under the Securities Act the Common Stock comprising Units and the shares of Common Stock issuable upon the exercise of the Warrants (the "WARRANT SHARES" and collectively with the Common Stock included in the Units, the "SECURITIES") pursuant to a registration rights agreement of even date herewith (the "REGISTRATION RIGHTS AGREEMENT"), there can be no assurance that such registration will ever be effective or remain effective, or that there will be any liquidity with respect to the sale of such securities, if and when registered. Investor represents that he has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect the Investor's ability to provide for its current needs and possible financial contingencies, and that the Investor's commitment to all high risk investments (including this one if this purchase is agreed to and accepted by the Company) is reasonable in relation to the Investor's net worth and/or annual income.

              (h) The Investor understands that pending an effective registration under the Securities Act, if any, the Common Stock, the Warrants and the Warrant Shares will be restricted securities as such term is defined under Rule 144 ("RULE 144") promulgated under the Securities Act and cannot be sold except pursuant to such registration or an exemption therefrom. The Investor further understands that the Company has no obligation to register the Warrants for resale under the Securities Act.

              (i) The Investor understands that the Company is relying on the Investor's representations herein and the information provided by the Investor in the Questionnaire. Any information which the Investor has heretofore furnished to the Company in the Investor Qualification Questionnaire or otherwise, including, without limitation, information with respect to its financial position and business experience is correct and complete as of the date of this Agreement, and if there should be any material change in such information prior to the Closing the Investor will immediately furnish such revised or corrected information to the Placement Agents and Company.

              (j) The Investor understands the tax consequences of this investment and that the contents of the Memorandum do not contain tax advice or information. The Investor confirms that it is not relying on any statements or representations of the Company or any of its agents with respect to the tax and other economic considerations of an investment in the Units. The Investor has had the opportunity to consult with the Investor's own legal, accounting, tax, investment and other advisors, who are unaffiliated with the Company or any affiliate or selling agent of the Company, with respect to the tax treatment of an investment by the Investor in the Units. The Investor also acknowledges that it is solely responsible for any of its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

              (k) If the Investor is an entity, it is a corporation, limited liability company, trust or partnership or other similar entity duly organized, validly existing and in good standing under the laws of its jurisdiction. The Investor has full power and authority (corporate or otherwise) to execute, deliver and enter into this Agreement and to purchase the Units. The execution and delivery by the Investor of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action on the part of the Investor. If the Investor is an individual, the Investor has the legal capacity to enter into this Agreement and is a bona fide resident of the state shown in the address set forth on the signature pages hereto.

              (l) The Investor consents to the placement of a legend on any certificate or other documents evidencing the Shares, the Warrants and the Warrant Shares substantially in the following form:



               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE RESOLD OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION (IF AVAILABLE) UNDER THE SECURITIES ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES."

              (m) The address of the Investor furnished by him on the signature pages hereto is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

              (n) Except as set forth herein, no representations or warranties have been made to the Investor by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Investor is not relying on any information, other than that contained herein and the results of independent investigation by the Investor. The Investor acknowledges that no representations or warranties have been made to the Investor by the Placement Agents or any agent, employee or affiliate of the Placement Agents.

              (o) Investor either (i) has a pre-existing personal or business relationship with the Company or any of its partners, officers, directors or controlling persons, or (ii) by reason of such Investor's business or financial experience or the business or financial experience of such Investor's professional advisors (which professional advisors are unaffiliated with and are not compensated by the Company, or any affiliate or selling agent of the Company, directly or indirectly) such Investor could be reasonably assumed to have the capacity to protect such Investor's own interests in connection with the transaction.

              (p) This Agreement constitutes the legal, valid and binding agreement of the Investor, enforceable against the Investor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and by general equitable principles, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and
     (iii) to the extent any indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

              (q) If the Investor is not a United States person, it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Investor's payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Investor's jurisdiction.

              (r) The Investor also understands and agrees that, although the Company will use its best efforts to keep confidential the information provided herein, the Company may present the information provided herein to such parties as it deems advisable (a) if called upon to establish either the availability under any Federal or state securities laws of an exemption from registration of the Offering or compliance with any other legal requirement, or (b) if the contents hereof are relevant to any issue in any action, investigation, suit or proceeding to which the Company is a party, is subject, or by which it is or may be bound. Further, the Investor understands that the Offering may be reported to the SEC pursuant to the requirements of applicable Federal law and to various state securities or blue sky commissioners pursuant to applicable laws.

              (s) No court or governmental injunction, order or decree affecting the Investor and prohibiting the execution and delivery by the Investor of this Agreement and the consummation of the transactions contemplated hereby is in effect, and the terms of this Agreement do not conflict with any provision of the Certificate or Articles of Incorporation or By-laws (or comparable charter, partnership or other organizational documents) of the Investor, or conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a material default under, any material lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Investor is a party.

              (t) No material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, remains to be obtained or is otherwise required to be obtained by the Investor in connection with the authorization, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation the purchase and sale of the Units.

              (u) The Investor acknowledges that pursuant to the terms of the Placement Agency Agreement among the Placement Agents and the Company (the "PLACEMENT AGENCY AGREEMENT"), the Placement Agents are being paid the following compensation from the Company for their services in connection with the Offering: (i) cash equal to five percent (5%) of the aggregate gross proceeds of the Offering and (ii) warrants representing seven percent (7%) of the total number of Shares sold to all Investors in the Offering (including the Warrant Shares for which all Warrants issued to all Investors in the Offering are exercisable) as compensation for services rendered to the Company in connection with the Offering. The Investor further acknowledges that pursuant to the terms of the Placement Agency Agreement, the Company is reimbursing the Placement Agents for certain expenses incurred by the Placement Agents in connection with the Offering.

              (v) Other than the Placement Agents (as placement agents on behalf of the Company), and any subagents they may appoint, no finder, broker, agent, financial person or other intermediary has acted on behalf of the Investor in connection with the Investor's purchase of the Units, the consummation of this Agreement or any of the transactions contemplated hereby. The Investor has not had any direct or indirect contact with any other investment banking firm (or similar firm) with respect to the offer of the Units by the Company to the Investor or the Investor's purchase of the Units.

              (w) Other than the Memorandum and the exhibits attached thereto, the Investors did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, with respect to the Units or (ii) attend any seminar, meeting or investor or other conference whose attendees were, to the Investor's knowledge, invited by any general solicitation or general advertising with respect to the Units.

              (x) The foregoing acknowledgments, representations, warranties and covenants shall survive the Closing.

         2.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby acknowledges, represents, warrants or covenants, as the case may be, to the Investor as follows:

              (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has full corporate power and authority to own and hold its properties and to conduct its business. The Company is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires licensing, qualification or good standing, except for any failure to be so licensed or qualified or in good standing that would not have a material adverse effect on (i) the Company and each Subsidiary (as defined below) taken as a whole, (ii) its consolidated results of operations, assets, or financial condition, (iii) its ability to perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement or (iv) the Securities (a "MATERIAL ADVERSE EFFECT").

              (b) SCHEDULE 2.2(B) sets forth, with respect to each subsidiary of the Company (each a "SUBSIDIARY" and collectively, the "SUBSIDIARIES"), its type of entity and the jurisdiction of its organization. All of the outstanding shares of capital stock of each of the Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and owned by the Company or another Subsidiary, and, except as set forth on SCHEDULE 2.2(B), are free and clear of all liens, claims, encumbrances, options, pledges and security interests (collectively, "LIENS") and were not issued in violation of, nor subject to, any preemptive, subscription or similar rights. There are no outstanding warrants, options, subscriptions, calls, rights, agreements, convertible or exchangeable securities or other commitments or arrangements relating to the issuance, sale, purchase, return or redemption, voting or transfer of any shares, whether issued or unissued, of any capital stock, equity interest or other securities of any Subsidiary. The Company and the Subsidiaries do not own any equity interests in any person, other than the Subsidiaries. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own, lease and operate its properties and to conduct its business.

              (c) SCHEDULE 2.2(C) sets forth (a) the authorized capital stock of the Company; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable law and any rights of third parties. No person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described on SCHEDULE 2.2(C), there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described on SCHEDULE 2.2(C), there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as described on SCHEDULE 2.2(C) the Company has not granted any person the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other person. Except as described on SCHEDULE 2.2(C), the Company does not have outstanding stockholder purchase rights or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

              (d) The Company has full corporate power and authority to execute, deliver and enter into this Agreement, the Registration Rights Agreement, the Warrants and the Escrow Agreement, each (other than the Escrow Agreement) dated as of the date hereof, by and among the Company, the Placement Agents and the Escrow Agent (collectively, the "TRANSACTION DOCUMENTS") and to consummate the transactions contemplated hereby and thereby, subject only to obtaining the Requisite Shareholder Approval and the filing of the Charter Amendment (as defined below). For purposes of this Agreement, "REQUISITE SHAREHOLDER APPROVAL" means the affirmative vote taken at a meeting of shareholders or written consent in lieu of a meeting of the holders of a majority of the voting power of the Company's Common Stock and preferred stock voting together, in either case, approving (i) the transactions contemplated by the Transaction Documents and the Placement Agency Agreement and (ii) an amendment to the Company's certificate of incorporation increasing the number of shares of Common Stock which the Company is authorized to issue to not less than 70,000,000 (the "CHARTER AMENDMENT"). Shujun Liu, Jun Min, Yanchun Li and Bingsheng Li have executed valid written consents approving the corporation actions described in the preceding sentence in accordance with Nevada law and such consents, taken together, constitute the Requisite Shareholder Approval and no further corporate action is required by the Company or its shareholders to perform its obligations pursuant to the Transaction Documents. All action on the part of the Company, its directors or stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Securities and the performance of the Company's obligations hereunder and thereunder has been taken, subject only to obtaining the Requisite Shareholder Approval and the filing of the Charter Amendment. The Securities have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable and will be free and clear of all Liens imposed by or through the Company other than restrictions imposed by this Agreement and applicable securities laws, subject only to obtaining the Requisite Shareholder Approval and the filing of the Charter Amendment. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and each such agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

              (e) (i) Included in the Company's Form 10-KSB for the fiscal year ended December 31, 2004, as amended (the "FORM 10-KSB"), are true and complete copies of the audited consolidated balance sheets (the "BALANCE SHEETS") of the Company and its Subsidiaries at December 31, 2004 and 2003, and the related audited consolidated statements of income, changes in shareholders' equity and consolidated statements of cash flows for the years ended December 31, 2004 and 2003 , accompanied by the report of Weinberg & Company, P.A., and, included in the Company's Forms 10-QSB filed for quarterly periods ending subsequent to December 31, 2004, are true and complete copies of the unaudited condensed consolidated balance sheets of the Company and its Subsidiaries and the related unaudited condensed consolidated statements of income, changes in shareholders' equity and consolidated statements of cash flows for the interim periods ending after December 31, 2004 (the "FINANCIAL STATEMENTS"). The Financial Statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP"), applied consistently with the past practices of the Company (except as may be indicated in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-QSB under the Exchange Act, and as of their respective dates, fairly present the consolidated financial position of the Company and the results of its operations and cash flows for the periods indicated therein. The Financial Statements have been prepared and are in accordance with the accounting books and records of the Company. The books and records of the Company are kept in accordance with the provisions of the Exchange Act.

              (ii) A copy of each report, registration statement or other document filed by the Company with the SEC since December 31, 2003, has been made available to the Investors either by physical delivery or via the SEC's EDGAR System. Except as set forth on SCHEDULE 2.2(E)(II), all reports or other documents required to be filed by the Company under the Securities Act or the Exchange Act since December 31, 2003 have been filed. As of their respective filing dates, each SEC Document complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder applicable to the SEC Documents, and no SEC Document contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with then applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.

              (iii) The Company confirms that neither it nor any person acting on its behalf has provided any of the Investors or their agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in securities of the Company subsequent to the Closing or Termination of the Offering. All written disclosures provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement and the schedules to this Agreement and the information contained or incorporated by reference in the Memorandum) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

              (iv) Since December 31, 2004, neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations of any nature, whether or not accrued, absolute, contingent or otherwise, other than liabilities (A) disclosed in the SEC Documents filed prior to the date of this Agreement, (B) adequately provided for in the Balance Sheets or disclosed in any related notes thereto, (C) not required under GAAP to be reflected in the Balance Sheets, or disclosed in any related notes thereto or (D) incurred in connection with this Agreement.

              (v) Since December 31, 2004, there has not been any material adverse change in the business, financial condition or operating results of the Company and its Subsidiaries. (f) Except as contemplated by this Agreement or disclosed in the SEC Documents or as set forth on SCHEDULE
     2.2

              (f), since December 31, 2004 through the date immediately preceding the Closing Date, neither the Company nor any of its Subsidiaries has (i) issued any stock, options, bonds or other securities, (ii) borrowed any amount or incurred or became subject to any liabilities (absolute, accrued or contingent), other than current liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or adverse claim or paid any obligation or liability (absolute, accrued or contingent), other than current liabilities shown on the Balance Sheets and current liabilities incurred in the ordinary course of business, (iv) declared or made any payment or distribution of cash or other property to the stockholders of the Company or purchased or redeemed any securities of the Company, (v) mortgaged, pledged or subjected to any lien or adverse claim any of its properties or assets, except for liens for taxes not yet due and payable or otherwise in the ordinary course of business, (vi) sold, assigned or transferred any of its assets, tangible or intangible, except in the ordinary course of business or in an amount less than $250,000,
     (vii) suffered any extraordinary losses or waived any rights of material value other than in the ordinary course of business, (viii) made any capital expenditures or commitments therefor other than in the ordinary course of business or in an amount less than $250,000, (ix) entered into any other transaction other than in the ordinary course of business in an amount less than $250,000 or entered into any material transaction, whether or not in the ordinary course of business, (x) made any charitable contributions or pledges, (xi) suffered any damages, destruction or casualty loss, whether or not covered by insurance, affecting any of the properties or assets of the Company or any other properties or assets of the Company which could, individually or in the aggregate, have or result in a Material Adverse Effect, (xii) made any material change in the nature or operations of the business of the Company or (xiii) entered into any agreement or commitment to do any of the foregoing.

              (g) (i) The execution and delivery by the Company of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby will not (A) result in the violation of any provision of the Certificate of Incorporation or By-laws of the Company, (B) result in any violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or any of its Subsidiaries is bound or
     (C) conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement to which the Company or any of its Subsidiaries is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries, in the cases of clauses (B) and (C) above, only to the extent such conflict, breach, violation, default or Lien reasonably could, individually or in the aggregate, have or result in a Material Adverse Effect.

              (ii) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority remains to be obtained or is otherwise required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation the issue and sale of the Units, except filings as may be required to be made by the Company with (A) the SEC, (B) the American Stock Exchange and the Archipelago Exchange and (C) state "blue sky" or other securities regulatory authorities.

              (h) The Company and its Subsidiaries have all licenses, permits and other governmental authorizations currently required for the conduct of its current business and the ownership of its properties and is in all respects complying therewith, except where the failure to have such licenses, permits and other governmental authorizations would not have a Material Adverse Effect.

              (i) Except as disclosed in the SEC Documents, there are no claims, actions, suits, investigations or proceedings pending or, to the Company's knowledge, threatened against the Company and its Subsidiaries or their respective assets, or any director or officer of the Company or any of its Subsidiaries, in such person's capacity as an officer or director of the Company or any of its Subsidiaries, at law or in equity, by or before any governmental authority, or by or on behalf of any third party.

              (j) The Company is not, and following the Closing of the Offering will not be, an "investment company" within the meaning of that term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

              (k) Neither the Company nor any of its Subsidiaries is (i) in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party of by which it or any of its properties is bound or (ii) in violation of any order, decree or judgment of any court, arbitrator or governmental body, the default under or violation of which could, individually or in the aggregate, have or result in a Material Adverse Effect.

              (l) Assuming that after the date hereof the Company files in a timely manner all reports required to be filed pursuant to Sections 13, 14 and 15(d) of the Exchange Act, the Company will be eligible to use Form S-3 to register the resale by the Investors and the Placement Agents of the Registrable Securities (as such term is defined in the Registration Rights Agreement) no later than July 1, 2006.

              (m) Except as disclosed on SCHEDULE 2.2(M), the Company has since December 31, 2004 been in compliance with the continuing listing or maintenance requirements of the American Stock Exchange or any other stock exchange or market on which the Common Stock is or has been listed (or on which it has been quoted). The Company shall use its best efforts to comply with the continuing listing and maintenance requirements of the American Stock Exchange or any other stock exchange or market on which the Common Stock is listed (or on which it is quoted) as soon as reasonably practicable.

              (n) The Company or its Subsidiaries have all trademarks, registered copyrights, service marks or trade names, permits, grants and licenses and all other intangible assets, properties and rights that are material and necessary to conduct of the business of the Company, and there are no other patents, trademarks, copyrights, service marks, trade names or other intangible assets, properties or rights that are material to or that are necessary for the conduct of the business of the Company (the "INTELLECTUAL PROPERTY"). The Company and its Subsidiaries, as the case may be, own all right, title and interest, or possesses adequate rights, in and to the Intellectual Property necessary to conduct the business of the Company and the Intellectual Property do not infringe on or conflict with the rights or intellectual property of third parties, and neither the Company, nor any of its Subsidiaries has received any notice contesting its right to use any such Intellectual Property. The Intellectual Property has not been and are not the subject of any pending or threatened litigation or claim of infringement, and the transactions contemplated hereby and by the other Transaction Documents will not adversely affect the right, title and interest of the Company in and to the Intellectual Property.

              (o) The Company and its Subsidiaries have obtained all permits, licenses and other authorizations which are required under Chinese and United States federal, state, provincial and local laws relating to pollution or protection of the environment, including laws related to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic material or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling or pollutants, contaminants or hazardous or toxic materials or wastes ("ENVIRONMENTAL LAWS"), except where the failure to obtain such permits, license or authorizations would not, individually or in the aggregate, have or result in a Material Adverse Effect. The Company and its Subsidiaries are in compliance with all terms and conditions of the required permits, licenses and authorizations and are also in full compliance with all other limitations, restrictions, conditions and requirements contained in the Environmental Laws or contained in any plan, except where the failure to so comply would not have a Material Adverse Effect. The Company is not aware of, nor has the Company received notice of, any events, conditions, circumstances, actions or plans which may interfere with or prevent continued compliance or which would give rise to any liability under any Environmental Laws.

              (p) All material agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound and which are required to be filed by the Company pursuant to the Securities Act, the Exchange Act and the rules and regulations thereunder have been filed by the Company with the SEC. As of the date hereof, except as disclosed in the SEC Documents, and except for those agreements that by their terms are no longer in effect, each such agreement is in full force and effect and is binding on the Company and, to the Company's knowledge, is binding upon such other parties, in each case in accordance with its terms, and neither the Company nor, to the Company's knowledge, any other party thereto is in material breach of or material default under any such agreement. Except as disclosed in the SEC Documents, the Company has not received any written notice regarding the termination of any such agreements.

              (q) The Company has good title to all the properties and assets reflected as owned by it in the Financial Statements, subject to no Lien except (i) those, if any, reflected in such Financial Statements or (ii) those which are not material in amount and do not adversely affect the use made and intended to be made of such property by the Company. The Company holds its leased properties under valid and binding leases. Except as disclosed in the SEC Documents, the Company owns or leases all such properties as are necessary to its operations as now conducted.

              (r) The Company and its Subsidiaries maintain insurance of the types, against such losses and in the amounts and with such insurers as are customary in the Company's industry and otherwise reasonably prudent, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

              (s) The Company and its Subsidiaries are in compliance in all material respects with all applicable laws and all orders of, and agreements with, any governmental authority applicable to the Company, any Subsidiary or any of their respective assets. The Company and the Subsidiaries have all permits, certificates, licenses, approvals and other authorizations required under applicable laws or necessary in connection with the conduct of their businesses, except where the failure to have such permits, certificates, licenses, approvals and other authorizations would not have a Material Adverse Effect.

              (t) Except as set forth on SCHEDULE 2.2(t), the Company and its Subsidiaries have filed or obtained extensions of all material United States federal, Chinese, British Virgin Islands, provincial, state, local and foreign income, excise, franchise, real estate, sales and use and other tax returns which it or they are required to file. All material federal, state, county, local, foreign or other income taxes which have become due or payable by the Company or any of its Subsidiaries (collectively, "TAXES"), have been paid in full or are adequately provided for in accordance with GAAP on the financial statements of the applicable person. No Liens arising from or in connection with Taxes have been filed and are currently in effect against the Company or any of its Subsidiaries, except for Liens for Taxes which are not yet due or which would not have a Material Adverse Effect. No audits or investigations are pending or, to the knowledge of the Company, threatened with respect to any tax returns or Taxes of the Company or any of its Subsidiaries.

              (u) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under
     (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under
     Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

              (v) The Company is not involved in any material labor dispute with its employees nor is any such dispute, to the Company's knowledge, threatened or imminent.

              (w) Assuming the truth of the Investor's representations and acknowledgments contained in Section 2.1 hereof, neither the Company nor any person acting on its behalf (other than Placement Agent, as to whom the Company makes no representations) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not sold the Securities to anyone other than the Investors designated on the signature pages hereto. Each Share and Warrant Share certificate shall bear substantially the same legend set forth in Section 2.1(l) hereof for at least so long as required by the Securities Act.

              (x) Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

              (y) Other than the Placement Agents and any subagents they may appoint, no finder, broker, agent, financial person or other intermediary has acted on behalf of the Company in connection with the sale of the Units by the Company or the consummation of this Agreement or any of the transactions contemplated hereby. The Company has not had any direct or indirect contact with any other placement agent (or similar firm) with respect to the offer of the Units by the Company to the Investor or the Investor's purchase of the Units.

              (z) The Company is in material compliance with the Sarbanes-Oxley Act of 2002 and all requirements under the Exchange Act, including the U.S. Foreign Corrupt Practices Act of 1977. Since the date of the Company's most recent quarterly report on Form 10-QSB, there have been no changes in internal controls over financial reporting or disclosure controls and procedures.

                                   SECTION 3
                             CONDITIONS FOR CLOSING

         3.1 CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of each Investor under this Agreement are subject to the Company's fulfillment on or before Closing of each of the following conditions:

              (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company contained in this Agreement which are qualified as to materiality must be true and correct in all respects and each of the representations and warranties of the Company contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the Closing Date, in each case, as if made on such date.

              (b) PERFORMANCE. The Company shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed and complied with by it under the Transaction Documents at or before the Closing.

              (c) NO SUSPENSION. No order suspending the use of the Transaction Documents or the SEC Documents or enjoining the offering or sale of the Securities shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company's knowledge, are contemplated or threatened nor has any order been issued halting the trading of the Company's Common Stock on the American Stock Exchange.

              (d) CAPITALIZATION. Immediately prior to the consummation of the Closing, the Company will have an authorized capitalization as set forth on
     SCHEDULE 2.2(C).

              (e) OFFICERS' CERTIFICATE. The Investors shall have received certificates of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date, certifying in their capacity as officers of the Company, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

              (f) NO MATERIAL ADVERSE CHANGE. At Closing, the Chief Executive Officer and the Chief Financial Officer of the Company shall have provided a certificate to the Placement Agents confirming that there have been no material adverse changes in the condition (financial or otherwise) or prospects of the Company from the date of the financial statements included in the Transaction Documents or the SEC Documents other than as set forth or contemplated in the Transaction Documents and the Purchase Agreement.

              (g) OPINION OF COUNSEL TO THE COMPANY. The Company shall have delivered to the Investor an opinion dated as of the Closing Date and addressed to the Investors from (A) Loeb & Loeb LLP, U.S. counsel for the Company, in substantially the form attached hereto as EXHIBIT B-1; (B) People's Republic of China counsel for the Company, in substantially the form attached hereto as EXHIBIT B-2; (C) British Virgin Islands counsel for the Company, in substantially the form attached hereto as EXHIBIT B-3; and
     (D) Beckley Singleton Chtd., Nevada counsel for the Company, in substantially the form attached hereto as EXHIBIT B-4.

              (h) REGISTRATION RIGHTS AGREEMENT. The Company shall have executed and delivered to the Investor the Registration Rights Agreement, in substantially the form attached as EXHIBIT C executed by the Company.

              (i) WARRANTS. Subject to the proration provisions of Section 1.2, the Company shall have executed and delivered to the Investor Warrants to purchase that number of shares of Common Stock equal to the number of Units purchased by such Investor multiplied by 0.3, pursuant to a Warrant dated the Closing Date, in substantially the form attached as EXHIBIT D (the "WARRANT"), executed by the Company.

              (j) STOCK CERTIFICATES. Subject to the proration provisions of
     Section 1.2, the Company shall have delivered to the Investor certificates representing that number of Shares equal to the number of Units purchased by such Investor.

              (k) NO INJUNCTIONS; ETC. No court or governmental injunction, order or decree prohibiting the purchase and sale of the Units will be in effect. There will not be in effect any law, rule or regulation prohibiting or restricting the sale or requiring any consent or approval of any person that has not been obtained to issue and sell the Units to the Investor.

              (l) WAIVERS AND CONSENTS. The Company shall have obtained, subject only to obtaining the Requisite Shareholder Approval and the filing of the Charter Amendment, .all consents and waivers necessary to execute and deliver this Agreement and the other Transaction Documents and to issue and deliver the Shares, the Warrants, and the Warrant Shares issuable thereon, and all consents and waivers shall be in full force and effect.

         3.2 CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company with respect to each Investor under this Agreement are subject to such Investor's fulfillment on or before the Closing of each of the following conditions by the Investor:

              (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 2.1 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date.

              (b) PAYMENT OF PURCHASE PRICE. The Investor shall have delivered the purchase price and other documents required pursuant hereto.

              (c) REGISTRATION RIGHTS AGREEMENT. The Company shall have received from the Investor the Registration Rights Agreement, executed by the Investor.

              (d) INVESTOR QUALIFICATION QUESTIONNAIRE. The Company shall have received from the Investor a completed Questionnaire, executed by the Investor.

              (e) NO INJUNCTIONS; ETC. No court or governmental injunction, order or decree prohibiting the purchase and sale of the Units shall be in effect. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale or requiring any consent or approval of any person that has not been obtained to issue and sell the Units to the Investor.

                                   SECTION 4
                      AFFIRMATIVE COVENANTS OF THE COMPANY

         4.1 The Company hereby covenants and agrees with the Investors as follows:

              (a) CONDUCT OF THE COMPANY. Between the date hereof and the Closing Date, the Company shall, and shall cause each Subsidiary to:

              (i) preserve and maintain in full force and effect its existence and good standing under the laws of its jurisdiction of formation or organization;

              (ii) preserve and maintain in full force and effect all material rights, privileges, qualifications, applications, licenses and franchises necessary for the Company and the Subsidiaries to operate in the normal conduct of their respective businesses as presently and as proposed to be conducted;

              (iii) use its best efforts to preserve intact its business organization;

              (iv) conduct its business in the ordinary course in accordance with sound business practices, and keep its properties in good working order and condition (normal wear and tear excepted);

              (v) take all reasonable actions to protect and maintain the Company Intellectual Property, including, without limitation, prosecuting all pending applications for patents or for the registration of trademarks and copyrights and maintaining, to the extent permitted by law, each patent or registration owned by the Company or any Subsidiary;

              (vi) (A) comply in all material respects with all applicable laws, rules and regulations and with the directions of any governmental authority, and (B) not take any action designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, the Warrants or the Warrant Shares in violation of applicable law;

              (vii) file or cause to be filed in a timely manner all reports, applications, estimates and licenses that shall be required by a governmental authority;

              (viii) conduct its business in a manner such that the representations and warranties of the Company contained in Section 2.2 shall continue to be true and correct on and as of the Closing;

              (ix) use its best efforts to cause the conditions contained in
     Section 3.1 to be satisfied on or before the Closing Date; and

              (x) not issue, deliver, sell or authorize, or propose the issuance, delivery, sale or purchase of, any additional shares of capital stock, stock equivalents or any other security of the Company or any Subsidiary, other than (A) the issuance of Common Stock pursuant to the exercise of any warrants or options outstanding as of the date hereof and
     (B) the issuance of shares of Common Stock pursuant to the Company's option plans.

         4.2 DISCLOSURE. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company subsequent to Closing or Termination of the Offering. In the event of a breach of the foregoing covenant by the Company or any person acting on its or their behalf, the Company shall, upon written notice of such breach, make public disclosure of such material non-public information.

         4.3 RESERVATION OF COMMON STOCK; SHAREHOLDER APPROVAL AND CHARTER AMENDMENT. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock the maximum number of Shares and Warrant Shares that may be issuable or deliverable hereunder and under all the Warrants. The Company will take all action required to be taken under the Nevada General Corporation Law and the Exchange Act, including the preparation, filing and mailing of an information statement complying with Regulation 14C or a proxy statement under Regulation 14A, to cause the Required Shareholder Approval to be obtained and to file the Charter Amendment as promptly as practicable after the date hereof. The Company will (i) as promptly as practicable, either convene a meeting of shareholders for the purpose of obtaining the Requisite Shareholder Approval and, in connection therewith, prepare, file with the SEC and distribute to shareholders a proxy statement complying with Regulation 14A under the Exchange Act or in lieu of a meeting, obtain the Requisite Shareholder Approval through written consent in lieu of a meeting and, in connection therewith, prepare, file with the SEC and distribute to shareholders an information statement complying with Regulation 14C under the Exchange Act and (ii) file the Charter Amendment with the Secretary of State of the State of Nevada within one
(1) business day after obtaining the Requisite Shareholder Approval.

         4.4 LISTING OF UNDERLYING SHARES AND RELATED MATTERS. Promptly following the date hereof, the Company shall take all necessary action to cause the Shares and the Warrant Shares to be listed on the American Stock Exchange and the Archipelago Exchange no later than the Closing Date. Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on the American Stock Exchange and the Archipelago Exchange and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

         4.5 SECURITIES LAW FILINGS. For so long as the Investors and their respective Affiliates in the aggregate hold any of the Shares, the Warrants or the Warrant Shares, the Company agrees to file with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and Exchange Act.

         4.6 LEGENDS. The Company agrees that at such time as such legend specified in Section 2.2(l) is no longer required to be printed on certificates evidencing the Shares, the Warrants or the Warrant Shares (or any securities issued in exchange therefor in connection with any merger, recapitalization, reclassification or other similar transaction), the Company shall cause its counsel to promptly issue a legal opinion addressed to the Company's transfer agent if required by such transfer agent to effect the removal of such legend as and when any Investor so requests, subject to the Investor providing any documentation reasonably requested by the Company or its counsel. The Company further agrees that at such time, it will, promptly following, and in any event within ten (10) business days of, the delivery by a Investor to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares issued with a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends.

         4.7 USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Units for acquisitions and general working capital purposes.

         4.8 SECURITIES LAWS DISCLOSURE; PUBLICITY. By 8:30 a.m. the day following the Closing Date, the Company will issue a press release disclosing the material terms of the transactions contemplated hereby in accordance with the applicable SEC rules and regulations.

                                   SECTION 5
                                   TERMINATION

         5.1 TERMINATION. This Agreement may be terminated prior to the Closing as follows:

              (i) with respect to any individual Investor, in whole or in part, at any time on or prior to the Closing Date, by written notice given by the Company to Investor prior to Closing, provided that the Company returns to such Investor, without interest or deduction, all Proceeds paid by such Investor (for such terminated portion of Proceeds thereof);

              (ii) at the election of the Company or the Investor by written notice to the other parties hereto after 5:00 p.m., New York time, on December 31, 2005, if the Closing shall not have occurred on or prior to such date, unless such date is extended by the mutual written consent of the Company and the Investor; PROVIDED, HOWEVER, that the right to terminate this Agreement under this Section 5.1(ii) shall not be available
     (A) to any party whose breach of any representation, warranty, covenant or agreement under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (B) if the Closing has not occurred solely because any party hereto has not yet obtained a necessary approval from any governmental authority; or

              (iii) by either the Company or the Investor by written notice to the other parties hereto if any governmental authority shall have issued any injunction or other order prohibiting the consummation of the Closing and such injunction or order shall not be subject to appeal or shall have become final and nonappeable.

         5.2 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to
Section 5.1, this Agreement shall become void and of no further force and effect and none of the parties hereto shall have any liability in respect of such termination; PROVIDED, HOWEVER, that such termination shall not relieve the Company or any Investor of any liability for any breach or non-performance of, or non-compliance with, this Agreement.

                                   SECTION 6
                   SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
                           COVENANTS; INDEMNIFICATION

         6.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement until twenty-four (24) months following the Closing Date, except for (a) Sections 2.2(a), 2.2(b), 2.2(c) and 2.2(d) which representations and warranties shall survive the execution and delivery of this Agreement and the Closing hereunder for the period of any applicable statute of limitations or indefinitely if no statute of limitation applies, (b) 2.2(e), 2.2(u) and 2.2(w), which representations and warranties shall survive until the third anniversary of the Closing Date, and (c) Section 2.2(s), which shall survive until the later to occur of (i) the lapse of the statute of limitations with respect to the assessment of any tax to which such representation and warranty relates (including any extensions or waivers thereof) and (ii) sixty
(60) days after the final administrative or judicial determination of the taxes to which such representation and warranty relates, and no claim with respect to
Section 2.2(s) may be asserted thereafter with the exception of claims arising out of any fact, circumstance, action or proceeding to which the party asserting such claim shall have given notice to the other parties to this Agreement prior to the termination of such period of reasonable belief that a tax liability will subsequently arise therefrom. Except as otherwise provided in this Agreement, all such representations, warranties, covenants and agreements shall inure to the benefit of the parties (subject to Section 6.2 below) and their respective successors and assigns.

         6.2 INDEMNIFICATION.

              (i) The Company agrees to indemnify and hold harmless each Investor and its affiliates and its and their stockholders, directors, officers, employees and agents and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "INVESTOR INDEMNIFIED PARTIES" and each a "INVESTOR INDEMNIFIED PARTY"), and will reimburse such Investor Indemnified Party, from and against any and all loss, damage, liability, cost and expense to which such Investor Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses that are in any manner based upon, relating to or arising out of in any manner based upon or relating to (A) any untrue representation, misstatement, omission, breach of warranty or failure to perform any covenants or agreement by the Company contained herein or in any of the other Transaction Documents or (B) any action instituted against any Investor Indemnified Party by any holder of any securities of the Company that is not an affiliate of such Investor Indemnified Party with respect to any of the transactions contemplated by this agreement or the Transaction Documents. The Company will also advance expenses to an Investor Indemnified Party as incurred to the fullest extent permitted under applicable law; PROVIDED, HOWEVER, that the Investor Indemnified Party agrees to repay such advances to the Company if it is ultimately determined that such Investor Indemnified Party is not entitled to indemnification.

              (ii) The Investor agrees to indemnify and hold harmless the Company and its affiliates and its and their stockholders, directors, officers, employees and agents and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "COMPANY INDEMNIFIED PARTIES" and each a "COMPANY INDEMNIFIED PARTY"), and will reimburse such Company Indemnified Party, from and against any and all loss, damage, liability, cost and expense to which such Company Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses that are in any manner based upon, relating to or arising out of in any manner based upon or relating to any untrue representation, misstatement, omission, breach of warranty or failure to perform any covenants or agreement by the Investor contained herein or in any of the other Transaction Documents. The Investor will also advance expenses to a Company Indemnified Party as incurred to the fullest extent permitted under applicable law; PROVIDED, HOWEVER, that the Company Indemnified Party agrees to repay such advances to the Investor if it is ultimately determined that such Company Indemnified Party is not entitled to indemnification. Notwithstanding any other provisions of this Section 6.2(ii), no Investor shall be required to indemnify any party in excess of the gross proceeds paid by such Investor for Units purchased pursuant to its respective Agreement.

              (iii) Promptly after receipt by the Company or the Investor, as the case may be (an "INDEMNIFIED PARTY") under this Section 6.2 of a notice of the commencement of any action (including any governmental action) such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party hereunder, deliver to the indemnifying party a written notice of the commencement thereof. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the Indemnified Party under this Section 6.2 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to an Indemnified Party otherwise than under this Agreement. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an Indemnified Party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if in the reasonable determination of counsel for the Indemnified Party, representation of such Indemnified Party by the counsel obtained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such Indemnified Party and any other party represented by such counsel in such proceeding. After notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party pursuant to the provisions of paragraph 6.2(i) above for any legal or other expense subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the Indemnified Party shall have employed counsel in accordance with the provisions of the preceding sentence, (B) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (C) the indemnifying party has authorized in writing the employment of counsel for the Indemnified Party at the expense of the indemnifying party.

                                   SECTION 7
                                  MISCELLANEOUS

         7.1 MODIFICATION. Neither this Agreement nor any provisions hereof should be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         7.2 NOTICES. All notices and other communications required or permitted hereunder must be in writing and, except as otherwise noted herein, must be addressed as follows:


         if to the Company, to:

         American Oriental Bioengineering, Inc.
         90 Park Avenue
         17th Floor
         New York, New York 10016
         Attn:  Yanchun (Lily) Li
         Facsimile: (212) 786-7569

          and

         American Oriental Bioengineering, Inc.
         No. 12 Jiance Road
         Nangang District
         Harbin, China
         C1
         15008
         Attn:  Yanchun (Lily) Li


         with a copy to:

         Loeb & Loeb LLP
         345 Park Avenue
         New York, New York 10154
         Attn: Mitchell Nussbaum
         Facsimile: (212) 407-4990


         if to any Investor, to the address shown on such Investor's signature page, marked for attention as there indicated,

or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance with the provisions of this Section 7.2. Any such notice or communication will be deemed to have been received: (A) in the case of facsimile or personal delivery, on the date of such delivery; and (B) in the case of nationally-recognized overnight courier, on the next business day after the date sent. 7.3 EXECUTION. By the execution of the signature page attached hereto, the parties hereby agree to be bound by all of the terms and conditions of this Agreement. Any signature delivered by facsimile transmission shall create a valid and binding obligation of the so party executing with the same force and effect as if such facsimile signature page were an original thereof.

         7.4 COUNTERPARTS. This Agreement may by executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

         7.5 BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs executors, administrators, successors, legal representatives and assigns. The obligation of the Investors shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

         7.6 ENTIRE AGREEMENT. This instrument, together with the schedules and exhibits hereto, contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

         7.7 ASSIGNABILITY. This Agreement is not transferable or assignable by the Investor.

         7.8 APPLICABLE LAW; JURISDICTION. This Agreement shall be governed by and construed under the internal laws of the State of New York without regard to conflict of law rules. The parties hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York County and the Federal courts located in the Southern District of New York, with respect to any action or legal proceeding commenced by either party with respect to this Agreement or the Units. Each party irrevocably waives any objection it now has or hereafter may have respecting the venue of any such action or proceeding or the inconvenience of such forum, and each party consents to the service of process in any such action or proceeding in the manner set forth for the delivery of notices herein.

         7.9 WAIVER OF JURY TRIAL. The parties hereby waive their rights to a trial by jury in any action or proceeding involving any matter arising out of or relating to this Agreement or to the Units.

         7.10 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach or obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate

         7.11 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions shall not in any way be affected or impaired thereby and the parties will be attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision into this Agreement.

         7.12 EQUAL TREATMENT OF INVESTORS. The Company shall not pay or offer to pay any Investor to amend to consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is paid to all Investors. For avoidance of doubt, this provision constitutes a separate right granted to each Investor and shall not in any way be construed as action in concert or action as a group by such Investor with any other Investor with respect to the purchase, disposition or voting of the Shares, Warrants or Warrant Shares.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the acceptance date by the Company indicated below:

                         [SIGNATURES ON FOLLOWING PAGE]

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE



/s/  Michel Clemence
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Blue Sky Securities Limited
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


     208,334
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,000,003                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Mitchell P. Kopin
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Cranshire Capital, L.P.
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


     200,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $960,000                             Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE



/s/  Charles S. Lipson
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

C.S.L. Associates L.P.
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


     210,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,008,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE



/s/  Leslie Elliot & Carl Jacobs
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Palisades Master Fund, L.P
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


     400,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,920,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE



/s/  Konrad Ackerman
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Alpha Capital AG
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


     250,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,200,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Terry Feeney
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Millennium Partners, L.P
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


     210,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,008,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Keith A. Goodman
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Nite Capital LP
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


     208,333
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,000,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Peter Charles St. George             & Allan William Moloney
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

SovGem Limited
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


     250,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,200,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Samir Barakat                        /s/  Claudia Marseille
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Samir Barakat                             Claudia Marseille
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


     320,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,536,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  David R. Holbrooke
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Advocates Rx Inc. Profit Sharing Plan
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


     200,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $960,000                             Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Charles Cagnon
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Charles Cagnon
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


     100,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $480,000                             Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Todd Trabold
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Brasso Private Opportunity Holding
Fund Ltd.
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


      50,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $240,000                             Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Todd Trabold
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Brasso Fund Ltd.
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


      50,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $240,000                             Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE



/s/  Evelyn J. Cann
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

RES Limited
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


      100,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $480,000                             Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

              STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  John Nusbaum
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Castlerigg Master Investments Ltd.
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


      1,091,667
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $5,000,002                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/  Yoan Roth
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Hudson Bay Fund LP
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        310,500
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,500,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Leslie Elliot & Carl Jacobson
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Double U Master Fund
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        104,167
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
       $500,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/  Thomas E. Sterling
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Merced Partners Limited Partnership
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        100,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
       $480,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Thomas E. Sterling
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Tamarack International, Ltd.
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        100,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
       $480,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASEAGREEMENT SIGNATURE PAGE

/s/  Steven W. Winters
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Gemini Master Fund, Ltd.
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        100,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
       $480,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/  Scott M. Wallace
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Smithfield Fiduciary LLC
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        400,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,920,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASEAGREEMENT SIGNATURE PAGE


/s/  Joshua Silverman
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Iroquois Master Fund Ltd.
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        600,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $3,168,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Jonathan Glaser
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

JMG Triton Offshore Fund, Ltd.
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        410,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,968,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/  Jonathan Glaser
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

JMG Capital Partners, LP
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        410,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,968,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/  Andrew Pipa
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Morgan Stanley & Co., Inc.
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


      4,020,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
    $19,296,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Lars Lehonius
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Morgan Stanley & Co. International
Ltd.
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        300,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,440,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Bruce Burnstein
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Omnicom Master Trust
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        250,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,200,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Daniel W. Pike
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

Pike Capital Partners, LP
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        400,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $1,920,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Brian H. Davidson
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

SF Capital Partners Ltd.
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        430,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
     $2,064,000                           Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

               STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE


/s/  Gerald F. Stahlelcker
-------------------------------------     --------------------------------------
Signature of Investor                     Signature of Co-Investor

RG Capital Management, L.P.
-------------------------------------     --------------------------------------
Name of Investor                          Name of Co-Investor


-------------------------------------     --------------------------------------
Address of Investor                       Address of Co-Investor

-------------------------------------     --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Investor         Identification Number of Co-Investor


        200,000
-------------------------------------
Number of Units Purchased                 American Oriental Bioengineering, Inc.
at $4.80 per Unit
                                          /s/Yanchun Li
                                          --------------------------------------
                                          Name:  Yanchun Li
      $960,000                            Title: Chief Operating Officer
-------------------------------------     Date:  November 28, 2005
Total Purchase Price Amount

                                    EXHIBIT A


                      INVESTOR QUALIFICATION QUESTIONNAIRE

                            -INTENTIONALLY OMITTED -

                          EXHIBIT B-1, B-2, B-3 AND B-4

  OPINION OF LOEB & LOEB LLP, CHINESE COUNSEL, BVI- COUNSEL AND NEVADA COUNSEL


                            - INTENTIONALLY OMITTED -

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT


            - ATTACHED AS EXHIBIT 10.1 TO THIS FORM 8-K OF WHICH THIS
                            EXHIBIT C FORMS A PART -

                                    EXHIBIT D

                                 FORM OF WARRANT


- ATTACHED AS EXHIBIT 4.1 TO THIS FORM 8-K OF WHICH THIS EXHIBIT D FORMS A PART-